Exhibit 32.1

CERTIFICATION PURSUANT TO

18 USC. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of XTL Biopharmaceuticals Ltd. (the “Company”) on Form 20-F/A for the year ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Josh Levine, Chief Executive Officer of the Company, and David Kestenbaum, Chief Financial Officer of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Josh Levine
Josh Levine
Chief Executive Officer

/s/ David Kestenbaum
David Kestenbaum
Chief Financial Officer

Date: April 3, 2017